                                                                   Exhibit 3-283
--------------------------------------------------------------------------------

DSCB704 (Rev. 81)                                          PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                           |X|  DOMESTIC BUSINESS CORPORATION
               ARTICLES OF INCORPORATION                                                                                    FEE
                                                           |_|  DOMESTIC BUSINESS CORPORATION                             $75.00
              COMMONWEALTH OF PENNSYLVANIA                      A CLOSE CORPORATION - COMPLETE BACK
        DEPARTMENT OF STATE - CORPORATION BUREAU
    308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120        |_|  DOMESTIC PROFESSIONAL CORPORATION
                                                                ENTER BOARD LICENSE NO.
------------------------------------------------------------------------------------------------------------------------------------
010 NAME OF CORPORATION MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER o)
    Villas Realty & Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
    5601 Chestnut Street
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012 CITY                              0o COUNTY                   013 STATE                      0o4 ZIP CODE
    Philadelphia                     Philadelphia                      PA                             19139
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050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

     To engage in and do any lawful act concerning any and all lawful business for which corporations may be incorporated under the Pennsylvania Business
Corporation Law.

(ATTACH 81/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares
which the Corporation shall have Authority to Issue:

                                             041 Stated Par Value Per         042 Total Authorised
040 Number and Class of Shares               Share If Any                            Capital                031 Term of Existence
            10,000                              $1.00                                $10,000                       Perpetual
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
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator:

                          061, 062
060 Name                  063, 064 Address                (Street, City, State, Zip Code)                   Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------------
  Sheila J. Samels        Fox, Rotnschild, O'Brien & Frankel, 10th Floor
                          2000 Market Street, Philadelphia, PA 19103                                                  -1-
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The shareholders of the corporation shall not have the right to cumulate their votes for the election of directors of the corporation.
                                         (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
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

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 13th DAY OF October 1988.


                                            /s/ Sheila J. Samuels
--------------------------                  ------------------------------------

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                                                 - FOR OFFICE USE ONLY -
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
030 FILED                       002 CODE                003 REV BOX          SEQUENTIAL NO.        100 MICROFILM NUMBER
OCT 14 1988                                                                                               88781119
                                -------------------     --------------       ---------------       ---------------------------------
                                REVIEWED BY             004 SICC                  AMOUNT           001 CORPORATION NUMBER
                                                                             $                     1059354
                                -------------------     --------------       ---------------       ---------------------------------
                                DATE APPROVED           CERTIFY TO           INPUT BY              LOG IN        LOG IN (REFILE)
                                                                             /s/ graphic
/s/ [graphic omitted]           -------------------     |_|  REV.            ---------------       ---------------------------------
     Secretary of the           DATE REJECTED                                VERIFIED BY           LOG OUT       LOG OUT (REFILE)
       Commonwealth                                     |_|  L & I           /s/ graphic
    Department of State         -------------------
      Commonwealth of           MAILED BY       DATE    |_|  OTHER
       Pennsylvania

                                                                        88781121

                         Commonwealth of Pennsylvania

                              Department of State

                             [Graphic Crest Omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                       VILLAS REALTY & INVESTMENTS, INC.

Therefore, Know He, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in the name chosen hereinbefore specified.

     Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                     Given under my Hand and the Great Seal of the Commonwealth,
[Graphic Crest Omitted]    at the City of Harrisburg, this 14th
                           day of October in the year of our
                           Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred thirteenth

                           /s/ [graphic omitted]
                           -----------------------------------------------------
                                       Secretary of the Commonwealth


                                                                        1059354

FOX ROTHSCHILD O'BRIEN & FRANKEL
ATTN: SHEILA SAMUELS
2000 MARKET ST 10TH FL
PHILADELPHIA, PA 19103

Microfilm Number  -----       Filed with the Department of State on AUG 03 1998

Entity Number 1059354                   /s/ [graphic omitted]
                                        ---------------------------------------
                                            Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-l507/4144/5507/6144/8586 (Rev 90)

Indicate type of entity (check one):

|X| Domestic Business Corporation (15 Pa.C.S. ss. 1507) ---- Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144) ----- Domestic Limited Corporation (15 Pa.C.S. ss. 8506)

|_|   Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporations or limited partnership, desiring to effect a change to registered office, hereby state that:

1. The name of the corporation or limited partnership is: Villas Realty & Investments, Inc.
--------------------------------------------------------------------------------
2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          1635 Market Street,    Philadelphia,      PA     19103    Philadelphia
     (a) -----------------------------------------------------------------------
          Number and Street          City         State     Zip          County

              CT Coporation System
     (b) c/o: ------------------------------------------------------------------
              Name of Commercial Registered Office Provider               County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b));

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          101 East State Street,    Kennett Square    PA      19348      Chester
      --------------------------------------------------------------------------
          Number and Street         City              State     Zip       County

     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o: -----------------------------------------------------------------
               Name of Commercial Registered Office Provider              County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)

                                   AUG - 3 98
                               PA Dept. of State

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

     IN TESTIMONT WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July, 1998.

                                  Villas Realty & Investments, Inc.
                                  ----------------------------------------------
                                     Name of Corporation/Limited Partnership


                                  BY: /s/ [graphic omitted]
                                      ------------------------------------------
                                                   Signature

                                  TITLE: Vice President Office of the Chairman
                                         and Corporate Secretary
(PA. - 429)